Exhibit 10.14

           SECURITY INTEREST SUBORDINATION AND SUBROGATION AGREEMENT

THIS SECURITY INTEREST SUBORDINATION AND SUBROGATION AGREEMENT (the
"Agreement") is entered into on this 7th day of February, 2003, by and between Statmon Technologies, Corp., a Nevada corporation located at 345 N. Maple Drive, Suite 120, Beverly Hills, California, 90210 ("Statmon"), John C. Hoff, an individual residing at 4002 Hunt Club Court, Agora Hills, CA 91301 ("Hoff"), Thieme Consulting, Inc., 1370 Avenue of the Americas, New York, New York, 10019 ("Thieme Consulting") and Harris Corporation, a Delaware corporation, with an office located at 4393 Digital Way, Mason, Ohio 45040 ("Harris"). Hoff and Thieme Consulting are occasionally referred to individually or collectively as "Holder" or "Holders."

                                    RECITALS

            A. WHEREAS, Statmon is the obligor pursuant to a Promissory Note between Statmon and Hoff dated September 8, 2000 (the "Hoff Note") which was executed contemporaneously with a Note Purchase and Shareholder Rights Agreement and a Trademark Security Agreement (collectively, the "Hoff Note Agreements");

           B. WHEREAS, Statmon is the obligor pursuant to three Promissory Notes between Statmon and Thieme Consulting Inc. dated November 7, 2001, The Global Opportunity Fund dated November 7. 2001 and Veinvest dated November 6, 2001 (collectively the "Thieme Consulting Note") which were executed contemporaneously with a Pledge and Security Agreement dated October 12, 2001 (collectively, the " Thieme Consulting Note Agreements");

            C. WHEREAS, the original maturity date of both the Hoff Note and the Thieme Consulting Notes are concurrently being extended;

            D. WHEREAS, each of the Hoff Note Agreements and the Thieme Consulting Note Agreements contain provisions which secure the Hoff Note and the Thieme Consulting Note with all or part of the assets of Statmon including, but not limited to, the intellectual property of Statmon.

            E. WHEREAS, Statmon and Harris are presently negotiating an agreement for Purchase and Sale of Remote Monitoring Products ("Harris Agreement") which, as a key provision of such agreement, contains an exclusive right to sell and license within the broadcast industry certain Exclusive Products and Software and to use other of the Licensed Materials (as defined in the Harris Agreement) developed by Statmon (herein collectively "Intellectual Property"); and

            F. WHEREAS, to the extent hereinbelow set forth, the Holders of the Hoff Note and the Thieme Note for themselves and any successors and assigns have each agreed to subrogate any security interest provided for by the Hoff Note Agreements and/or the Thieme Note Agreements or otherwise granted to the Holders, respectively, to the interests of Harris in such Intellectual Property under the Harris Agreement for the purposes of facilitating the transaction by and between Statmon and Harris.

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            NOW, THEREFORE, in consideration of the premises and mutual covenants set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

            1. HOFF SUBORDINATION AND SUBROGATION. So long as the Harris Agreement has not been terminated by Statmon for a breach of obligations by Harris or is not otherwise terminated or expired pursuant to Section 6 of this Agreement, any and all security interests in the assets of Statmon which are held by John Hoff as Holder pursuant to the Hoff Note and the Hoff Note Agreements is hereby subrogated to the rights of Harris solely to the extent to exclusively market and resell Statmon Exclusive Products and sublicense the Software and use other of the Licensed Materials in the broadcast industry, such that Harris would be able to continue to do so despite any foreclosure or exercise of any other right or remedy by John Hoff and/or his successors and assigns. No provision of this Agreement shall be interpreted to give any party the right to prevent John Hoff as Holder from foreclosing on its security interest in the assets of Statmon, provided that Harris is allowed to continue to market and resell Statmon Exclusive Products and license the Software and use other Licensed Materials in the broadcast industry to the extent provided in the Harris Agreement.


            2. THIEME CONSULTING SUBORDINATION AND SUBROGATION. So long as the Harris Agreement has not been terminated by Statmon for a breach of obligations by Harris or is not otherwise terminated or expired pursuant to Section 6 of this Agreement, any and all security interests in the assets of Statmon which are held by Thieme Consulting as Holder pursuant to the Thieme Consulting Note and the Thieme Consulting Note Agreements is hereby subrogated to the rights of Harris solely to the extent to allow Harris to exclusively market and resell Statmon Exclusive Products and sublicense the Software and use the other of the Licensed Materials in the broadcast industry, such that Harris would be able to continue to do so despite any foreclosure or exercise of any other right or remedy by Thieme Consulting and/or its successors and assigns. Notwithstanding anything in this agreement to the contrary, no provision of this Agreement shall be interpreted to give any party the right to prevent Thieme Consulting as Holder from foreclosing on its security interest in the assets of Statmon, provided that Harris is allowed to continue to market and resell Statmon Exclusive Products and license the Software and use other Licensed Materials in the broadcast industry to the extent provided in the Harris Agreement.

            3. LEGEND TO ACCOMPANY NOTES. Concurrently with the execution of this Agreement, each of John Hoff and Thieme Consulting shall execute an amendment to the Hoff Note Agreements and the Thieme Consulting Agreements, respectively, substantially in the form set forth in Attachment "A". Such amendment shall include a legend which indicates that any security interest granted by each Note Agreement is subject to the subrogation rights solely to the extent granted by this Agreement.

            4. FILING OF UCC-3. Harris Corporation shall be permitted to file a form UCC-3 reflecting such subordination and subrogation for each UCC-1 filing made by each of Hoff and Thieme Consulting and each of the Holders hereby authorizes such filings (or of similar statements or instruments under the law of any jurisdiction, and amendments thereto), without the Holders signature.


Statmon Security Interest Subordination 020503
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            5. NOTICE TO HARRIS OF FORECLOSURE. Each of Hoff and Thieme
individually agree to provide Harris with simultaneous notice of any default notices or notice of foreclosure sate or strict foreclosure (accepting collateral in satisfaction of debt) related to their respective Notes. Notice shall be given to both Russ Reed and Nancy Ucros, Esq., at Harris Corporation, 4393 Digital Way, Mason, Ohio 45040, and by facsimile to both recipients at
(513) 701-5317.

            6. DEFAULT / TERMINATION OF SUBROGATION.

                  a. DEFAULT. In the event the Harris Agreement has been terminated by Statmon pursuant to Section 24.2 of the Harris Agreement, the subrogation and subordination rights contemplated by this Agreement shall cease immediately upon notice of such termination by Statmon to each respective Holder, with a copy to Harris. Should the termination be held to be improper after the parties have submitted the dispute in accordance with the terms of
Article 40 of the Harris Agreement, then each respective Holder shall execute whatever documents are necessary to reinstate the subrogation and subordination rights granted hereunder.

                  b. TERMINATION. In addition to other provisions hereof relating to termination, the subordination and subrogation rights granted pursuant to this Agreement shall terminate immediately upon either party's termination pursuant to sections 24.1 and Harris' termination pursuant to 24.3 of the Harris Agreement. Moreover, the subordination and subrogation rights granted pursuant to this Agreement shall also terminate immediately upon Harris termination for cause pursuant to section 24,2 unless Harris continues to distribute the Software and has not exercised its option to purchase the intellectual property rights in the Software as set forth in section 38.2(c)(iii)(a) or (b) of the Harris Agreement and one of the following is true:

                        (1) Harris is continuing to make payments to Statmon of Software license fees which shall be at a reasonable market price as of the date of termination for the Software licenses it distributes; or at Harris' option,

                        (2) until such time as the outstanding balance of the Notes have been paid off, Harris makes payments to each of the two Holders respectively of half of Software license fees which shall be at a reasonable market price as of the date of termination (which would have otherwise been paid to Statmon under (1) above). In the event Harris chooses to make such payments to the two Holders, Statmon hereby waives any rights that it might otherwise have to receive such amounts and Harris shall be relieved from its obligations to make such payments to Statmon.

                        In addition, Harris shall receive a credit in the amount of the aggregate Software license fees paid pursuant to paragraphs (1) and (2) above, to be applied toward the purchase price of the intellectual property rights in the Software as set forth in section 38.2(c)(iii)(a) or (b) of the Harris Agreement.


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                  c. EXPIRATION. The subordination and subrogation rights
granted pursuant to this Agreement shall terminate immediately upon expiration of the Term of the Harris Agreement

            7. MISCELLANEOUS.


                  a. APPLICABLE LAW AND VENUE. This Agreement shall be construed in accordance with, and any dispute arising in connection shall be governed by, the laws of the State of California. Any suit, action or proceeding with respect to this Agreement shall be brought only in Los Angeles County in the State of California. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any action or proceeding rising out of or relating to this Agreement brought in Los Angeles County, California, as well as any argument that such proceeding has been brought in an inconvenient forum.


                  b. ASSIGNMENT. Except for an assignment or delegation that may occur or be deemed to have occurred as a result of a merger, sale of assets or other business combination in which the surviving party specifically assumes the obligation of the other, no right, interest or obligation in this Agreement shall be assigned or delegated without the consent of Harris and Statmon. Notwithstanding the foregoing, nothing herein shall prevent either Holder from assigning, transferring or selling their Note to another holder (the "New Holder"), so long as this Agreement is also assigned to the New Holder, and such New Holder agrees to assume all obligations hereunder.

                  c. SECTION HEADINGS. The heading of the Sections are inserted for reference only and are not intended to be part of nor affect the meaning or interpretation of this Agreement.

                  d. SEVERABILITY. If any term of this Agreement or portion of any term of this Agreement is held as invalid or unenforceable, the remainder shall not be affected, and each term and provision shall be valid and enforced to the fullest extent permitted by law.

                  e. WAIVER. A waiver by either party of any of the terms and conditions or covenants to be performed by the other shall not be construed to be a waiver of any succeeding breach, nor of any other term, condition or covenant contained in this Agreement.

                  f. ARBITRATION. Any dispute arising under this Agreement shall first be submitted to mediation and then, if the matter has still not been resolved, shall be resolved through binding arbitration in accordance with the rules of the American Arbitration Association.

                  g. ATTORNEYS" FEES. If it becomes necessary to bring suit to enforce any provision of this Agreement, the prevailing party shall be entitled to its reasonable attorneys' fees and costs of suit.

                  h. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties and may not be altered, varied, revised or amended except by as agreed in writing by both parties and signed by both parties.

Statmon Security Interest Subordination 02050

DATE: January _, 2003                           JOHN C. HOFF

                                                --------------------------------







DATE: January_, 2003                            HEIKO THIEME, for
                                                THIEME CONSULTING, Inc.
                                                GLOBAL OPPORTUNITIES
                                                FUND LTD. & VENINVEST


                                                --------------------------------
                                                By:


                                                --------------------------------
                                                Its:






DATE: January_, 2003                            STATMON TECHNOLOGIES, INC.

                                                /s/ [illegible]
                                                --------------------------------
                                                By:

                                                CEO
                                                --------------------------------
                                                Its:


DATE: January _, 2003                           HARRIS CORPORATION

                                                /s/ [illegible]
                                                --------------------------------
                                                By:

                                                VP Studio products & Syst
                                                --------------------------------
                                                Its:


Statmon Security Interest Subordination 02050

DATE: February 7, 2003                          JOHN C. HOFF
                                                /S/ JOHN C. HOFF
                                                --------------------------------







DATE: January_, 2003                            HEIKO THIEME, for
                                                THIEME CONSULTING, Inc.
                                                GLOBAL OPPORTUNITIES
                                                FUND LTD. & VENINVEST


                                                --------------------------------
                                                By:


                                                --------------------------------
                                                Its:






DATE: February 7, 2003                          STATMON TECHNOLOGIES, INC.

                                                /s/ [illegible]
                                                --------------------------------
                                                By:

                                                CEO
                                                --------------------------------
                                                Its:



DATE: January _, 2003                           HARRIS CORPORATION

                                                --------------------------------
                                                By:


                                                --------------------------------
                                                Its:


Statmon Security Interest Subordination 02050

DATE: February _,2003                           JOHN C. HOFF

                                                --------------------------------







DATE: February 7, 2003                          HEIKO THIEME, for
                                                THIEME CONSULTING, Inc.
                                                GLOBAL OPPORTUNITIES
                                                FUND LTD. & VENINVEST

                                                /s/ [Illegible}
                                                --------------------------------






DATE: February 7, 2003                          STATMON TECHNOLOGIES, INC.

                                                --------------------------------
                                                By:


                                                --------------------------------
                                                Its:



DATE: February 7, 2003                          HARRIS CORPORATION

                                                --------------------------------
                                                By:


                                                --------------------------------
                                                Its:

Statmon Security Interest Subordination 02050

                                 ATTACHMENT "A"


                                 Form of Legend


                     AMENDMENT TO [SECURED] PROMISSORY NOTE


The following Amendment dated February 7, 2003, amends the Promissory Note dated September 8, 2000 by and between Statmon Technologies Company and John C. Hoff to include the following Legend as the first page of the Note, as well as any ancillary agreements executed in conjunction with such Note:

 "THE SECURITY INTERESTS GRANTED TO SECURE THE ATTACHED PROMISSORY NOTE HAVE HEREBY BEEN SUBROGATED TO THE RIGHTS OF HARRIS CORPORATION PURSUANT TO AND SOLELY TO THE EXTENT PROVIDED IN THAT CERTAIN AGREEMENT ENTERED INTO BETWEEN THE NOTE HOLDER, THE PAYEE, AND HARRIS CORPORATION DATED JANUARY _, 2003. ANY ASSIGNMENT, SALE OR TRANSFER OF THIS NOTE SHALL INCLUDE ALL THE RIGHTS AND OBLIGATIONS OF THE LIENHOLDER PURSUANT TO SUCH AGREEMENT."

DATE: February 7, 2003                          [HOLDER'S NAME] John C. Hoff

                                                /S/ JOHN C. HOFF
                                                --------------------------------
                                                By:


                                                --------------------------------
                                                Its:





DATE: January _,2003                            STATMON TECHNOLOGIES, INC.

                                                /S/ [Illegible]
                                                --------------------------------
                                                By:

                                                CEO
                                                --------------------------------
                                                Its:


 Statmon Security Interest Subordination 020503,

                                 ATTACHMENT "A"

                                 Form of Legend

                     AMENDMENT TO [SECURED] PROMISSORY NOTE


The following Amendment dated February 7, 2003, amends The Promissory Note dated ____________ by and between Statmon Technologies Company and [John C. Hoff/Global Opportunity Fund Limited, c/o Thieme Consulting, Inc.] to include the following Legend as the first page of the Note, as wall as any ancillary agreements executed in conjunction with such Note.

"THE SECURITY INTERESTS GRANTED TO SECURE THE ATTACHED PROMISSORY NOTE HAVE HEREBY BEEN SUBROGATED TO THE RIGHTS OF HARRIS CORPORATION PURSUANT TO AND SOLELY TO THE EXTENT PROVIDED IN THAT CERTAIN AGREEMENT ENTERED INTO BETWEEN THE NOTE HOLDER, THE PAYEE, AND HARRIS CORPORATION DATED FEBRUARY 7, 2003. ANY ASSIGNMENT, SALE OR TRANSFER OF THIS NOTE SHALL INCLUDE ALL THE RIGHTS Am OBLIGATIONS OF THE LIENHOLDER PURSUANT TO SUCH AGREEMENT."


DATE: February 7, 2003                          /s/ [illegible]

                                                --------------------------------
                                                HEIKO THIEME for THIEME
                                                CONSULTING, INC.,GLOBAL
                                                OPPORTUNITY FUND LTD, &
                                                VENINVEST



DATE: February 7, 2003                          STATMON TECHNOLOGIES, CORP.,


                                                --------------------------------
                                                By:

                                                --------------------------------
                                                Its: